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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 17, 1999

                                  ARISTAR, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                          1-3521               95-4128205
(State or other jurisdiction       (Commission File No.)      (IRS Employer
    of incorporation)                                       Identification No.)

                8900 GRAND OAK CIRCLE, TAMPA, FLORIDA 33637-1050
                     (Address of principal executive office)

                                 (813) 632-4500
               (Registrant's telephone number including area code)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits

         The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement on Form S-3 (No. 333-29049) of the Registrant and are filed herewith for incorporation by reference in such Registration Statement.

       Exhibit          Description
       -------          -----------

          1 Terms Agreement dated May 12, 1999, between the Registrant and NationsBanc Montgomery Securities LLC, Banc One Capital Markets, Inc., First Union Capital Markets Corp. and Nesbitt Burns Securities Inc., that incorporates by reference the Debt Securities Underwriting Agreement Basic Provisions dated October 6, 1997, the form of which was filed with the Securities and Exchange Commission on June 12, 1997, as Exhibit
                        (1)(a) to the Registrant's Registration Statement on Form S-3 (No. 333-29049) under the Securities Act of 1933, as amended

         4(a)           Specimen Global 6.00% Senior Note due May 15, 2002

        23(a)           Consent of Counsel - Heller Ehrman White & McAuliffe

        23(b)           Consent of Accountants - Deloitte & Touche LLP

        23(c)           Consent of Accountants - PricewaterhouseCoopers LLP


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ARISTAR, INC.


                                       By:  /s/ James R. Garner
                                                James R. Garner
                                                Senior Vice President,
                                                Secretary and General Counsel